                               POWER OF ATTORNEY

        Known all men by these presents that Tom Schlossberg, whose signature appears below, constitutes and appoints Alfred Sylvain and Robert Colby, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for The Diversified Investors Strategic Allocation Funds, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 20th day of February, 1996.



                                        /s/ Tom A. Schlossberg
                                        --------------------------------------
                                            Tom A. Schlossberg
                                            Trustee


STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF WESTCHESTER   )

On the 20th day of February, 1996, before me personally came Tom Schlossberg to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY

        Known all men by these presents that Donald E. Flynn, whose signature appears below, constitutes and appoints Alfred Sylvain and Robert Colby, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for The Diversified Investors Strategic Allocation Funds, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 20th day of February, 1996.



                                        /s/ Donald E. Flynn
                                        --------------------------------------
                                            Donald E. Flynn
                                            Trustee


STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF WESTCHESTER   )

On the 20th day of February, 1996, before me personally came Donald E. Flynn to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY

        Known all men by these presents that Nikhil Malvania whose signature appears below, constitutes and appoints Alfred Sylvain and Robert Colby, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for The Diversified Investors Strategic Allocation Funds, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 20th day of February, 1996.



                                        /s/ Nikhil Malvania
                                        --------------------------------------
                                            Nikhil Malvania
                                            Trustee


STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF WESTCHESTER   )

On the 20th day of February, 1996, before me personally came Nikhil Malvania to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY

        Known all men by these presents that Robert L. Lindsay, whose signature appears below, constitutes and appoints Alfred Sylvain and Robert Colby, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for The Diversified Investors Strategic Allocation Funds, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 20th day of February, 1996.



                                        /s/ Robert L. Lindsay
                                        --------------------------------------
                                            Robert L. Lindsay
                                            Trustee


STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF WESTCHESTER   )

On the 20th day of February, 1996, before me personally came Robert L. Lindsay to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr

                               POWER OF ATTORNEY

        Known all men by these presents that Joyce Galpern Norden, whose signature appears below, constitutes and appoints Alfred Sylvain and Robert Colby, and each of them, his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto for The Diversified Investors Strategic Allocation Funds, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.


        IN WITNESS WHEREOF, the undersigned has hereunto set his hand the 20th day of February, 1996.



                                        /s/ Joyce Galpern Norden
                                        --------------------------------------
                                            Joyce Galpern Norden
                                            Trustee


STATE OF NEW YORK       )
                        ) ss.:
COUNTY OF WESTCHESTER   )

On the 20th day of February, 1996, before me personally came
Joyce Galpern Norden to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed same.

                                        [SEAL]

                                   /s/ Catherine A. Mohr